STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

JEFFERY LANDERFELT
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

August 8, 2016

Job Number: C20160808-0144
Reference Number: 00010380600-28
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20070890837-24	Articles of Incorporation	1 Pages/1 Copies
20080087540-34	Initial List	1 Pages/1 Copies
20080348094-68	Amended List	2 Pages/1 Copies
20080602733-01	Amendment	1 Pages/1 Copies
20090027056-21	Annual List	2 Pages/1 Copies
20100136162-52	Annual List	2 Pages/1 Copies
20110169680-34	Annual List	2 Pages/1 Copies
20110192304-73	Merge In	6 Pages/1 Copies
20120132621-70	Annual List	2 Pages/1 Copies
20120851846-27	Annual List	2 Pages/1 Copies
20140218272-09	Annual List	2 Pages/1 Copies
20140424751-70	Amendment	1 Pages/1 Copies
20140490673-16	Certificate of Correction	1 Pages/1 Copies
20140794481-30	Annual List	2 Pages/1 Copies
20150318155-21	Certificate of Designation	6 Pages/1 Copies
20150413232-83	Amendment	1 Pages/1 Copies
20160037658-68	Annual List	2 Pages/1 Copies
20160224317-18	Amendment	1 Pages/1 Copies

Respectfully,

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Christine Rakow
Certificate Number: C20160808-0144
You may verify this certificate
online at **http://www.nvsos.gov/**

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
[signature]	20070890837-24
Ross Miller	Filing Date and Time
Secretary of State	12/27/2007 2:03 PM
State of Nevada	Entity Number
	E0892762007-9

Articles of Incorporation

(PURSUANT TO NRS 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Advanced Messaging Solutions Inc.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)

Name: Business Filings Incorporated

(MANDATORY) Physical Street Address: 6100 Neil Road, Suite 500, | City: Reno | Nevada | Zip Code: 89511

(OPTIONAL) Mailing Address: | City: | State: | Zip Code:

3. Shares: (number of shares corporation is authorized to issue)

Number of shares with par value: 2,000 | Par value per share: $ $0.01 | Number of shares without par value:

4. Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)

1. Name: Jaime Brodeth
Street Address: 2377 Gold Meadow Way Suite 100 | City: Gold River | State: California | Zip Code: 95670

2. Name:
Street Address: | City: | State: | Zip Code:

3. Name:
Street Address: | City: | State: | Zip Code:

5. Purpose: (optional - see instructions)

The purpose of this Corporation shall be: All lawful business

6. Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)

Name: The Nevada Company, Mark Williams, A.V.P. | Signature: X [signature]

Address: 8040 Excelsior Drive, Suite 200 | City: Madison | State: WI | Zip Code: 53717

7. Certificate of Acceptance of Appointment of Resident Agent:

I hereby accept appointment as Resident Agent for the above named corporation.

X [signature]
Authorized Signature of R. A. or On Behalf of R. A. Company

Date: December 26, 2007

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

ADVANCED MESSAGING SOLUTIONS INC. | E0892762007-9

(Name of Corporation)

FOR THE FILING PERIOD OF 12/2007 TO 12/2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED
6100 NEIL ROAD
SUITE 500
RENO, NV 89511

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20080087540-34
	Filing Date and Time 02/06/2008 12:45 PM
	Entity Number E0892762007-9

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
MICHAEL BALABUK	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**ST**	**ZIP**
1851 NAPIER STREET , CAN	VANCOUVER		V5L 2N4
NAME	**TITLE(S)**		
MICHAEL BALABUK	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**ST**	**ZIP**
1851 NAPIER STREET , CAN	VANCOUVER		V5L 2N4
NAME	**TITLE(S)**		
MICHAEL BALABUK	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**ST**	**ZIP**
1851 NAPIER STREET , CAN	VANCOUVER		V5L 2N4
NAME	**TITLE(S)**		
MICHAEL BALABUK	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
1851 NAPIER STREET , CAN	VANCOUVER		V5L 2N4

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer MICHAEL BALABUK Title PRESIDENT Date 2/6/2008 12:50:36 PM

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

ADVANCED MESSAGING SOLUTIONS INC. | E0892762007-9

(Name of Corporation)

FOR THE FILING PERIOD OF 12/2007 TO 12/2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED
6100 NEIL RD STE 500
RENO, NV 89511

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	Document Number **20080348094-68**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **05/21/2008 3:51 PM**
	Entity Number **E0892762007-9**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
JAMIE BRODETH	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
UNIT 3-B TORRES BLDG 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		
NAME	TITLE(S)		
MOSES CARLO PAEZ	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
#43 SAN SIMON STREET BRGY HOLY SPIRIT, PHI	QUEZON CITY		
NAME	TITLE(S)		
JAMIE BRODETH	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
UNIT 3-B TORRES BLDG 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		
NAME	TITLE(S)		
JAMIE BRODETH	DIRECTOR		
ADDRESS	CITY	St	Zip
UNIT 3-B TORRES BLDG. 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
JAMIE BRODETH

Title PRESIDENT

Date 5/21/2008 4:03:33 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

ADVANCED MESSAGING SOLUTIONS INC.

FILE NUMBER
E0892762007-9

NAME	TITLE(S)		
MOSES CARLO PAEZ	DIRECTOR		
ADDRESS	CITY	ST	ZIP
#43 SAN SIMON STREET BRGY HOLY SPIRIT, PHI	QUEZON CITY		
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080602733-01
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/10/2008 10:30 AM
	Entity Number E0892762007-9

Certificate of Amendment
(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

ADVANCED MESSAGING SOLUTIONS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

The capital stock of this corporation shall consist of 100,000,000 shares of common stock with a par value of $0.001 and 20,000,000 Preferred Shares with a par value of $0.001. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the board of directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the board of directors.

3. The undersigned declare that they constitute **at least two-thirds** of the following:

(check only one box) ☐ incorporators ☒ board of directors

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures: (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X ______________________
Authorized Signature

X ______________________
Authorized Signature

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

ADVANCED MESSAGING SOLUTIONS INC.

(Name of Corporation)

FILE NUMBER: E0892762007-9

FOR THE FILING PERIOD OF 12/2008 TO 12/2009

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED (Commercial Registered Agent)
6100 NEIL ROAD SUITE 500
RENO, NV 89511 USA

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	
Ross Miller Secretary of State State of Nevada	Document Number **20090027056-21** Filing Date and Time **01/15/2009 10:17 AM** Entity Number **E0892762007-9**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
JAMIE BRODETH	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
UNIT 3-B TORRES BLDG 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		
NAME	**TITLE(S)**		
MOSES CARLO PAEZ	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
#43 SAN SIMON STREET BRGY HOLY SPIRIT, PHI	QUEZON CITY		
NAME	**TITLE(S)**		
JAMIE BRODETH	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**St**	**Zip**
UNIT 3-B TORRES BLDG 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		
NAME	**TITLE(S)**		
JAMIE BRODETH	DIRECTOR		
ADDRESS	**CITY**	**St**	**Zip**
UNIT 3-B TORRES BLDG. 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
JAMIE BRODETH

Title PRESIDENT

Date 1/15/2009 10:15:25 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

ADVANCED MESSAGING SOLUTIONS INC.

FILE NUMBER
E0892762007-9

NAME	TITLE(S)		
MOSES CARLO PAEZ	DIRECTOR		
ADDRESS	CITY	ST	ZIP
#43 SAN SIMON STREET BRGY HOLY SPIRIT, PHI	QUEZON CITY		
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

ADVANCED MESSAGING SOLUTIONS INC. | E0892762007-9

NAME OF CORPORATION

FOR THE FILING PERIOD OF 12/2009 TO 12/2010

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED (Commercial Registered Agent)
311 S DIVISION ST
CARSON CITY, NV 89703 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20100136162-52
	Filing Date and Time: 03/03/2010 3:16 PM
	Entity Number: E0892762007-9

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001465509

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
- 001 - Governmental Entity
- 002 - 501(c) Nonprofit Entity
- 003 - Home-based Business
- 004 - Natural Person with 4 or less rental dwelling units
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JAIME BRODETH	PRESIDENT (OR EQUIVALENT OF)	UNIT 3-B TORRES BLDG 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		
MOSES CARLO PAEZ	SECRETARY (OR EQUIVALENT OF)	#43 SAN SIMON STREET BRGY HOLY SPIRIT, PHI	QUEZON CITY		
JAIME BRODETH	TREASURER (OR EQUIVALENT OF)	UNIT 3-B TORRES BLDG 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		
JAIME BRODETH	DIRECTOR	UNIT 3-B TORRES BLDG. 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JAIME BRODETH

Signature of Officer

Title: PRESIDENT

Date: 3/3/2010 3:15:03 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER

ADVANCED MESSAGING SOLUTIONS INC. | E0892762007-9

NAME	TITLE(S)		
MOSES CARLO PAEZ	DIRECTOR		
ADDRESS	CITY	ST	ZIP
#43 SAN SIMON STREET BRGY HOLY SPIRIT, PHI	QUEZON CITY		

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

ADVANCED MESSAGING SOLUTIONS INC. | E0892762007-9

NAME OF CORPORATION

FOR THE FILING PERIOD OF 12/2010 TO 12/2011

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED (Commercial Registered Agent)
311 S DIVISION ST
CARSON CITY, NV 89703 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number 20110169680-34
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 03/07/2011 11:33 AM
	Entity Number E0892762007-9

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001465509

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JAIME BRODETH	PRESIDENT (OR EQUIVALENT OF)	UNIT 3-B TORRES BLDG 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		
MOSES CARLO PAEZ	SECRETARY (OR EQUIVALENT OF)	#43 SAN SIMON STREET BRGY HOLY SPIRIT, PHI	QUEZON CITY		
JAIME BRODETH	TREASURER (OR EQUIVALENT OF)	UNIT 3-B TORRES BLDG 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		
JAIME BRODETH	DIRECTOR	UNIT 3-B TORRES BLDG. 5115 MALOLOS STREET TEJEROS, PHI	MAKATI CITY		

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JAIME BRODETH | Title: PRESIDENT | Date: 3/7/2011 11:30:55 AM

Signature of Officer

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER

ADVANCED MESSAGING SOLUTIONS INC.	E0892762007-9

NAME	TITLE(S)		
MOSES CARLO PAEZ	DIRECTOR		
ADDRESS	CITY	ST	ZIP
#43 SAN SIMON STREET BRGY HOLY SPIRIT, PHI	QUEZON CITY		

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP

NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

NAME	**TITLE(S)**		
ADDRESS	CITY	ST	ZIP

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110192304-73
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/15/2011 12:40 PM
	Entity Number E0892762007-9

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

XcelMobility Inc.
Name of **merging** entity

Nevada — Jurisdiction
Corporation — Entity type *

Name of **merging** entity
Jurisdiction — Entity type *

Name of **merging** entity
Jurisdiction — Entity type *

Name of **merging** entity
Jurisdiction — Entity type *

and,

Advanced Messaging Solutions Inc.
Name of **surviving** entity

Nevada — Jurisdiction
Corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

SAC 441,930,967v1

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☐ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☒ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

XcelMobility Inc.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Advanced Messaging Solutions Inc.
Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.
SAC 441,930,987v1

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

SAC 441,930,987v1

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

SAC 441,930,967v1

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

1. Name of Corporation: XcelMobility Inc.

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**: March 29, 2011

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

SAC 441,930,967v1

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

XcelMobility Inc.
Name of merging entity

X [signature] President 3/15/2011
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

and,

Advanced Messaging Solutions Inc.
Name of surviving entity

X [signature] President 3/15/2011
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

XCELMOBILITY INC. | E0892762007-9

NAME OF CORPORATION

FOR THE FILING PERIOD OF 12/2011 TO 12/2012

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

BUSINESS FILINGS INCORPORATED (Commercial Registered Agent)
311 S DIVISION ST
CARSON CITY, NV 89703 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number 20120132621-70
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 02/27/2012 10:09 AM
	Entity Number E0892762007-9

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001465509

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
RENYAN GE	PRESIDENT (OR EQUIVALENT OF)	303 TWIN DOLPHINS DRIVE SUITE 600	REDWOOD CITY	CA	94065
XILI WANG	SECRETARY (OR EQUIVALENT OF)	303 TWIN DOLPHINS DRIVE SUITE 600	REDWOOD CITY	CA	94065
XILI WANG	TREASURER (OR EQUIVALENT OF)	303 TWIN DOLPHINS DRIVE SUITE 600	REDWOOD CITY	CA	94065
RONALD E STRAUSS	DIRECTOR	303 TWIN DOLPHINS DRIVE SUITE 600	REDWOOD CITY	CA	94065

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X RENYAN GE

Signature of Officer

Title: CEO

Date: 2/27/2012 10:08:02 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER

XCELMOBILITY INC. | E0892762007-9

NAME	TITLE(S)		
GREGORY D TSE	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
303 TWON DOLPHINS DRIVE SUITE 600	REDWOOD CITY	CA	94065

NAME	TITLE(S)		
RENYAN GE	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
303 TWIN DOLPHINS DRIVE SUITE 600	REDWOOD CITY	CA	94065

NAME	TITLE(S)		
ADDRESS	**CITY**	**ST**	**ZIP**

NAME	TITLE(S)		
ADDRESS	**CITY**	**ST**	**ZIP**

NAME	TITLE(S)		
ADDRESS	**CITY**	**ST**	**ZIP**

NAME	TITLE(S)		
ADDRESS	**CITY**	**ST**	**ZIP**

NAME	TITLE(S)		
ADDRESS	**CITY**	**ST**	**ZIP**

NAME	TITLE(S)		
ADDRESS	**CITY**	**ST**	**ZIP**

NAME	TITLE(S)		
ADDRESS	**CITY**	**ST**	**ZIP**

NAME	TITLE(S)		
ADDRESS	**CITY**	**ST**	**ZIP**

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

XcelMobility, Inc.

NAME OF CORPORATION

E0892762007-9

FOR THE FILING PERIOD OF 12/31/2012 TO 12/31/2013

Filed in the office of	Document Number 20120851846-27
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/19/2012 9:45 AM
	Entity Number E0892762007-9

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001465509

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Renyan Ge	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
303 Twin Dolphins Drive, Suite 600	Redwood City	CA	94065
NAME	TITLE(S)		
Xili Wang	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
303 Twin Dolphins Drive, Suite 600	Redwood City	CA	94065
NAME	TITLE(S)		
Xili Wang	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
303 Twin Dolphins Drive, Suite 600	Redwood City	CA	94065
NAME	TITLE(S)		
Ronald Edward Strauss	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
303 Twin Dolphins Drive, Suite 600	Redwood City	CA	94065

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature] Title: Chief Executive Officer Date: Dec. 19, 2012

Signature of Officer

ATTACHMENT TO

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENTS AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

XcelMobility, Inc. E0892762007-9

NAME OF CORPORATION

FOR THE FILING PERIOD OF 12/31/2012 TO 12/31/2013

NAME	TITLE(S)		
Gregory D. Tse	DIRECTOR		
ADDRESS	CITY	STATE	ZIP
303 Twin Dolphins Drive, Suite 600	Redwood City	CA	94065
NAME	TITLE(S)		
Renyan Ge	DIRECTOR		
ADDRESS	CITY	STATE	ZIP
303 Twin Dolphins Drive, Suite 600	Redwood City	CA	94065

SAC 442,283,028v1

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: E0892762007-9

XCELMOBILITY INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2013 TO DEC, 2014

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the office of	
Ross Miller Secretary of State State of Nevada	Document Number **20140218272-09** Filing Date and Time **03/26/2014 5:43 AM** Entity Number **E0892762007-9**

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
RENYAN GE	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
303 TWIN DOLPHINS DRIVE , USA	REDWOOD CITY	CA	94065
NAME	**TITLE(S)**		
XILI WANG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
303 TWIN DOLPHINS DRIVE , USA	REDWOOD CITY	CA	94065
NAME	**TITLE(S)**		
XILI WANG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
303 TWIN DOLPHINS DRIVE , USA	REDWOOD CITY	CA	94065
NAME	**TITLE(S)**		
RENYAN GE	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
303 TWIN DOLPHINS DRIVE , USA	REDWOOD CITY	CA	94065

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X RONALD STRAUSS

Signature of Officer or Other Authorized Signature

Title: EXECUTIVE CHAIRMAN

Date: 3/26/2014 5:43:09 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

	FILE NUMBER
XCELMOBILITY INC.	E0892762007-9

NAME	TITLE(S)		
RONALD E STRAUSS	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
303 TWIN DOLPHINS DRIVE , USA	REDWOOD CITY	CA	94065
NAME	**TITLE(S)**		
GREGORY D TSE	DIRECTOR		
ADDRESS	**CITY**	**ST**	**ZIP**
303 TWON DOLPHINS DRIVE , USA	REDWOOD CITY	CA	94065
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**ST**	**ZIP**

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20140424751-70
Filing Date and Time
06/11/2014 9:22 AM
Entity Number
E0892762007-9

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

XcelMobility Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Corporation shall have authority to issue a total of Three Hundred Million (300,000,000) shares of Common Stock, par value $0.001 per share, and 20,000,000 Preferred Shares, par value $0.001. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the board of directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the board of directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090401

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140490673-16
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/08/2014 8:10 AM
	Entity Number E0892762007-9

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

XcelMobility Inc.

2. Description of the original document for which correction is being made:

Certificate of Amendment

3. Filing date of the original document for which correction is being made: 06/11/2014

4. Description of the inaccuracy or defect:

Total shares is incorrect.

5. Correction of the inaccuracy or defect:

The Corporation shall have authority to issue a total of Four Hundred Million (400,000,000) shares of Common Stock, par value $0.001 per share, and 20,000,000 Preferred Shares, par value $0.001. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the board of directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the board of directors.

6. Signature:

X [signature]

Authorized Signature

Executive CHAIRMAN

Title *

July 8, 2014

Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

XCELMOBILITY INC. — E0892762007-9

NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2014 TO DEC, 2015

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20140794481-30
Ross Miller	Filing Date and Time 12/05/2014 6:49 AM
Secretary of State State of Nevada	Entity Number E0892762007-9

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001465509

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
RENYAN GE	PRESIDENT (OR EQUIVALENT OF)	2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303
XILI WANG	SECRETARY (OR EQUIVALENT OF)	2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303
XILI WANG	TREASURER (OR EQUIVALENT OF)	2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303
RENYAN GE	DIRECTOR	2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X RONALD STRAUSS

Signature of Officer or Other Authorized Signature

Title: EXECUTIVE CHAIRMAN

Date: 12/5/2014 6:49:26 AM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

XCELMOBILITY INC.	ENTITY NUMBER: E0892762007-9

NAME	TITLE(S)		
RONALD E STRAUSS	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number **20150318155-21**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **07/10/2015 9:52 AM**
	Entity Number **E0892762007-9**

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

XcelMobility, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Pursuant to the authority invested in the Board of Directors by the Articles of Incorporation and out of the Corporation's preferred stock, $0.001 par value per share, authorized therein, 5,000,000 shares of the preferred stock by and hereby are, created and designated as "Series A Convertible Preferred Stock" and the voting powers, preferences and relative, participating, option and other special rights of the shares of Series A Convertible Preferred Stock, and the qualifications, limitations and restrictions of such shares, are included in Exhibit A attached herewith.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

XCELMOBILITY, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A CONVERTIBLE PREFERRED STOCK

The undersigned, Renyan Ge, hereby certifies that:

1. He is the Chief Executive Officer of XcelMobility, Inc., a Nevada corporation (the "Corporation").

2. The Corporation is authorized to issue 20,000,000 shares of preferred stock.

3. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Articles of Incorporation of the Company, as filed with the Secretary of State of the State of Nevada on December 27, 2007, as amended to date (the "Articles of Incorporation") provide for a class of its authorized stock known as the Preferred Stock, issuable from time to time in one or more series; and

WHEREAS, the Board is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any series and the designation thereof; and

WHEREAS, it is the desire of the Board, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of Preferred Stock, which shall consist of up to 5,000,000 shares of a series of the Preferred Stock which the Company has the authority to issue.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights, or property and does hereby fix and determine the rights, preferences, restrictions, and other matters relating to such series of Preferred Stock, to be known as the "Series A Convertible Preferred Stock," as set forth in the Certificate of Designation in the form attached hereto as Exhibit A (the "Certificate of Designation"); and it is further

RESOLVED, that the Company file the Certificate of Designation with the Secretary of State of the State of Nevada, pursuant to Section 78.1955 of the Nevada Revised Statutes, setting forth the rights, qualifications, preferences, limitations, and terms relating to the Series A Convertible Preferred Stock; and it is further

RESOLVED, that the officers of the Company, or any one or more of them, be and they hereby are, authorized and empowered, for and on behalf of the Company, to: (i) execute, deliver, and file the Certificate of Designation with the Secretary of State of the State of Nevada, and any and all applications, agreements, documents, instruments, and certificates related thereto; (ii) incur such costs and expenses; and (iii) do any and all acts and things that any one or more of the officers of the Company deems, in the exercise of their sole discretion, necessary, desirable, or appropriate in connection with these resolutions, with the execution and delivery of the Certificate of Designation and the

v

applications, agreements, documents, instruments, and certificates related thereto to constitute conclusive proof of the appropriateness of the Certificate of Designation and the applications, agreements, documents, instruments, and certificates related thereto.

IN WITNESS WHEREOF, the undersigned has executed and acknowledged this Certificate this 7 day of July 2015.

By: /s/ Renyan Ge

Name: Renyan Ge

Title: Chief Executive Officer

SAC 442631311v1

CERTIFICATE OF DESIGNATION
OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
XCELMOBILITY, INC.

(Pursuant to NRS 78.1955)

(Continued)

The following is a statement of the powers, designations, preferences, limitations, restrictions and relative rights of a series of preferred stock of XcelMobility, Inc., a Nevada corporation (the "Corporation"), as authorized on July 7, 2015, by the board of directors of the Corporation (the "Board"), for the purposes of establishing a series of the Corporation's authorized preferred stock, $0.001 par value per share ("Preferred Stock"), designated as Series A Convertible Preferred Stock, and fixing the relative rights and preferences thereof:

1. Designation and Number. A series of Preferred Stock, designated as Series A Convertible Preferred Stock ("Series A Preferred Stock"), is hereby established. The number of authorized shares of Series A Preferred Stock shall initially be Five Million (5,000,000) shares.

2. Rank. Series A Preferred Stock will, with respect to rights upon liquidation, dissolution or winding up of the Corporation, rank pari passu with the Corporation's common stock (on an as-converted basis) (the "Common Stock").

3. Dividends. The holders of the Series A Preferred Stock shall be entitled to receive dividends when, as, and if declared by the Board, in an amount which shall be paid pro rata on the Common Stock and the Series A Preferred Stock (on an as-converted basis), on an equal priority, pari passu basis, according to the number of shares of Common Stock held by the stockholders, where each holder of Series A Preferred Stock is to be treated for this purpose as holding (in lieu of such shares of Series A Preferred Stock) the greatest whole number of shares of Common Stock then issuable upon conversion in full of such shares of Series A Preferred Stock. The right to dividends on shares of Series A Preferred Stock shall not be cumulative, and no right shall accrue to holders of Series A Preferred Stock by reason of the fact that dividends on said shares are not declared in any period, nor shall any undeclared or unpaid dividend bear or accrue interest.

4. Liquidation Preference. In the event of any liquidation or dissolution of the Corporation, subject to the preferred rights of any other senior series of Preferred Stock, if any, the Series A Preferred Stock (on an as-converted basis) shall participate with the Common Stock with respect to any distributions of available funds and assets.

5. Voting Rights. Except as required by law, the shares of Series A Preferred Stock outstanding together shall (i) be entitled to a number of votes equal to 51% of the total number of votes entitled to be cast by holders of Common Stock and Preferred Stock voting together, (ii) be entitled to vote on all matters on which the holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as the holders of Common Stock, (iii) vote together with the Common Stock as a single class, including with respect to election of directors, and (iv) be entitled to receive the same prior notice of any stockholders' meeting as provided to the holders of Common Stock in accordance with the bylaws of the Corporation.

6. Conversion.

6.1 Optional Conversion. The holders of Series A Preferred Stock shall have the right to convert their shares of Series A Preferred Stock, at any time, into shares of Common Stock at the rate of one (1) share of Common Stock for one (1) share of Series A Preferred Stock (the "Conversion Ratio").

6.2. Automatic Conversion. The shares of Series A Preferred Stock shall be automatically converted into Common Stock, at the Conversion Ratio, upon the occurrence of a Change of Control. As used herein, "Change of Control" shall mean (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a merger effected primarily for the purpose of changing the domicile of the Corporation) that results in the transfer of more than fifty percent (50%) of the outstanding voting power of the Corporation; (ii) a sale, lease, or other disposition of all or substantially all of the assets of the Corporation, or (iii) the sale (whether through one sale or multiple sales during any period of time after the date of this Certificate of Designation) by holders of the Corporation's capital stock of an aggregate of more than fifty percent (50%) of the outstanding voting power of the Corporation.

6.3. Mechanics of Conversion. Before any holder of Series A Preferred Stock may elect to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates thereof, duly endorsed, at the offices of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

6.4. Adjustment for Reclassification, Exchange, and Substitution. If at any time or from time to time after the date upon which the first share of Series A Preferred Stock was issued by the Corporation (the "Original Issue Date"), the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or otherwise (other than by a Change of Control, Common Stock Event (as defined below) or a stock dividend or distribution provided for elsewhere in this Section 6), then, in any such event, each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or other change by a holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

6.5. Adjustment Upon Common Stock Event. In the event that a Common Stock Event occurs at any time or from time to time after the Original Issue Date (excluding a combination or consolidation (by reverse stock split) of the outstanding shares of Common Stock into a smaller number of shares of Common Stock), the Conversion Ratio in effect immediately prior to such event shall, simultaneously with the occurrence of such Common Stock Event, be proportionately decreased or

v

increased, as appropriate. The Conversion Ratio shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event.

6.6. Common Stock Event. As used herein, the term "Common Stock Event" shall mean: (1) the declaration or payment of any dividend or other distribution on the Common Stock, without consideration, payable to one or more stockholders in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock; (2) a subdivision (by stock split, reclassification or otherwise) of the outstanding shares of Common Stock into a greater number of shares of Common Stock; or (3) a combination or consolidation (by reverse stock split) of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

6.7 Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Corporation's Articles of Incorporation.

6.8 Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.

7. No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

8. Redemption. The Series A Preferred Stock is not redeemable.

9. Notice. Except as may otherwise be provided for herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt of such notice or four (4) business days after the mailing of such notice, if sent by registered mail, with postage pre-paid, addressed: (1) if to the Corporation, to the attention of its corporate secretary or to an agent of the Corporation designated as permitted by the Corporation's Articles of Incorporation, as amended; (2) if to any holder of Series A Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of the Corporation's transfer agent); or (3) to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.

v

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20150413232-83
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 09/17/2015 12:30 PM
	Entity Number E0892762007-9

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

XcelMobility Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Corporation shall have authority to issue a total of Eight Hundred Million (800,000,000) shares of Common Stock, par value $0.001 per share, and 20,000,000 Preferred Shares, par value $0.001. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the board of directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the board of directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

XCELMOBILITY INC. | E0892762007-9

NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2015 TO DEC, 2016

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20160037658-68
Barbara K. Cegavske	Filing Date and Time 01/27/2016 1:54 PM
Secretary of State State of Nevada	Entity Number E0892762007-9

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001465509

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
RENYAN GE	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303
NAME	**TITLE(S)**		
XILI WANG	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303
NAME	**TITLE(S)**		
XILI WANG	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303
NAME	**TITLE(S)**		
RENYAN GE	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X YIZHOU HE | Title: ADVISOR | Date: 1/27/2016 1:54:30 PM

Signature of Officer or Other Authorized Signature

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

	ENTITY NUMBER
XCELMOBILITY INC.	E0892762007-9

NAME	TITLE(S)			
ZHIXIONG WEI	DIRECTOR			
ADDRESS	CITY	STATE	ZIP CODE	
2225 EAST BAYSHORE RD. , USA	PALO ALTO	CA	94303	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	
NAME	TITLE(S)			
ADDRESS	CITY	STATE	ZIP CODE	

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Filed in the office of	Document Number 20160224317-18
Barbara K. Cegavske	Filing Date and Time 05/18/2016 11:10 AM
Secretary of State State of Nevada	Entity Number E0892762007-9

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

XcelMobility Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Corporation shall have authority to issue a total of Four Billion Two Hundred Million (4,200,000,000) shares of Common Stock, par value $0.001 per share, and 20,000,000 Preferred Shares, par value $0.001. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the board of directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the board of directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date and time of filing: (optional) Date: June 6, 2016 Time: 6am PST
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.